CERTIFICATI0N PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection  with the filling of the  Quarterly Report on Form 10QSB for
the  Quarter  ended  June  30,  2002  (the   "Report")  by  Defense   Industries
International, Inc., each of the undersigned hereby certifies that:

1.   The report  complies in all  material  respects  with the  requirements  of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of Registrant.

                                    By: /s/ Joseph Fostbinder
                                        ----------------------
                                    Name:   Joseph Fostbinder
                                    Title:  Chief Executive Officer


                                    By: /s/ Tsippy Moldovan
                                        ----------------------
                                    Name:   Tsippy Moldovan
                                    Title:  Chief Financial Officer